Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the use in this Amendment No. 1 to the Registration Statement No. 333-291994 on Form S-4 filed on the date herewith of Blockfusion Data Centers, Inc. of our report dated February 9, 2026, relating to the consolidated financial statements of Blockfusion USA, Inc. for the years ended December 31, 2024 and 2023, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to our firm under the heading “Experts” in such Prospectus.

/s/ Elliott Davis, PLLC

Charlotte, North Carolina

February 9, 2026

Consent of Independent Registered Public Accounting Firm

We consent to the use in this Amendment No. 1 to the Registration Statement No. 333-291994 on Form S-4 filed on the date herewith of Blockfusion Data Centers, Inc. of our report dated June 2, 2025, relating to the financial statements of Blue Acquisition Corp. as of February 28, 2025 and for the period from February 10, 2025 (inception) through February 28, 2025, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to our firm under the heading “Experts” in such Prospectus.

/s/ Elliott Davis, PLLC

Charlotte, North Carolina

February 9, 2026

Consent of Independent Registered Public Accounting Firm

We consent to the use in this Amendment No. 1 to the Registration Statement No. 333-291994 on Form S-4 filed on the date herewith of Blockfusion Data Centers, Inc. of our report dated December 5, 2025, except for Notes 2 and 7 as to which the date is February 9, 2026, relating to the consolidated financial statements of Blockfusion Data Centers, Inc. as of November 3, 2025 and for the period from September 29, 2025 (inception) through November 3, 2025, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to our firm under the heading “Experts” in such Prospectus.

/s/ Elliott Davis, PLLC

Charlotte, North Carolina

February 9, 2026